Exhibit 10

         SEVENTH AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT
                                       and
                                 LIMITED WAIVER


     THIS SEVENTH AMENDMENT TO SENIOR SECURED REVOLVING CREDIT AGREEMENT and LIMITED WAIVER, dated as of August 29, 2003 (the "Amendment"), is by and among MIDWEST EXPRESS HOLDINGS, INC. (the "Borrower"), the lenders party hereto and U.S. BANK NATIONAL ASSOCIATION, as Agent (the "Agent").

                                    RECITALS

     WHEREAS, the Borrower is party to that certain Senior Secured Revolving Credit Agreement, dated as of August 31, 2001, by and among the Borrower, the lenders party thereto (each, a "Lender" and collectively, the "Lenders") and the Agent, as amended by the First Amendment to Senior Secured Revolving Credit Agreement dated as of January 9, 2002, the Second Amendment to Senior Secured Revolving Credit Agreement dated as of June 28, 2002, the Third Amendment to Senior Secured Revolving Credit Agreement dated as of August 29, 2002, the Fourth Amendment to Senior Secured Revolving Credit Agreement dated as of September 30, 2002, the Fifth Amendment to Senior Secured Revolving Credit Agreement dated as of October 7, 2002, and the Sixth Amendment to Senior Secured Revolving Credit Agreement and Limited Waiver dated as of February 18, 2003 (as so amended, the "Credit Agreement") and

     WHEREAS, certain Events of Default exist under the Credit Agreement as follows: (i) under Section 8(d)(i) by the Borrower's failure prior to August 29, 2003 to comply with the requirements of Sections 6.11 and 6.12, (ii) under
Section 8(e)(i) by the failure prior to August 19, 2003 of the Borrower or any Guarantor to make payment when due upon its aircraft leasing and aircraft lending arrangements, which defaults were waived on August 19, 2003 by each applicable aircraft lessor and aircraft lender, and (iii) under Section 8(1) by the existence of a holdback of the Gross Exposure under the Card Processing Agreement in excess of the maximum amount permitted under such section and the Card Processor has in fact enforced such requirement (collectively, the "Specified Events of Default") and

     WHEREAS, the Borrower has requested that the Lenders and the Agent amend the Credit Agreement and waive the Specified Events of Default as set forth herein; and

     WHEREAS, to induce the Lenders and the Agent to enter into this Amendment the Borrower has made certain material representations and promises to the Lenders and the Agent as set forth herein; and

     WHEREAS, the Lenders and the Agent are willing to enter into this Amendment in reliance upon the material representations and promises made by the Borrower to the Lenders and the Agent, but only under the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing recitals and the covenants, conditions and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    ARTICLE I

                    DEFINITIONS AND INCORPORATION OF RECITALS

     1.1 Definitions. Capitalized terms used in this Amendment but not defined herein shall have the definitions assigned in the Credit Agreement.

     1.2 Recitals. Each of the Recitals set forth above is confirmed and adopted by the parties hereto as if set forth herein.

                                   ARTICLE II

                                   AMENDMENTS

The Credit Agreement is amended as follows:

     2.1 Section 1.1 -- Definitions -- Extension Period. The new definition "Extension Period" is added to Section 1.1 of the Credit Agreement as follows:

          "Extension Period" means the time period from August 29, 2003 to the Revolving Termination Date.

     2.2 Section 1.1 - Definitions - LOC Committed Amount. The definition of "LOC Committed Amount" in Section 1.1 is deleted in its entirety and replaced by the following:

          "LOC Committed Amount" means, collectively, the aggregate amount of all of the LOC Commitments of the Lenders to issue and participate in Letters of Credit as referenced in Section 2.2(a) and, individually, the amount of each Lender's LOC Commitment as specified in Schedule 2.1(a) (subject to adjustment on account of assignment pursuant to the provisions of Section 10.6(c) hereof), and further subject to automatic reduction by the undrawn amount of any Letter of Credit that expires or is otherwise cancelled and no longer available to be drawn upon on or after August 29, 2003. Schedule 2.1(a) shall automatically be deemed to be amended to reflect such reductions without any further action by the Borrower, the Agent or the Lenders.

     2.3 Section 1.1-- Definitions. The definition of "Revolving Termination Date" in Section 1.1 is deleted in its entirety and replaced by the following:

          "Revolving Termination Date" means November 26, 2003, or the date when the Revolving Commitments are terminated in full pursuant to this Credit Agreement.

     2.4 Section 1.1 -- Definitions. The definition of "Revolving Committed Amount" contained in Section 1.1 of the Credit Agreement is amended in its entirety to read as follows:

          "Revolving Committed Amount" means, collectively, the aggregate amount of all of the Revolving Commitments as referenced in Section 2.1(a) and, individually, the amount of each Lender's Revolving Commitment as specified in Schedule 2.1(a), subject to adjustment on account of assignment pursuant to the provisions of Section 10.6(c) hereof, and further subject to automatic reduction by the undrawn amount of any Letter of Credit that expires or is otherwise cancelled and no longer available to be drawn upon on or after August 29, 2003. Schedule 2.1(a) shall automatically be deemed to be amended to reflect such reductions without any further action by the Borrower, the Agent or the Lenders.

     2.5 Section 1.1-- Definitions - Unrestricted Cash Balances. The new definition "Unrestricted Cash Balances" is added to Section 1.1 of the Credit Agreement as follows:

          "Unrestricted Cash Balances" means, as of the date of any computation, the sum of the aggregate balances of cash and cash equivalents owned by the Borrower and the Guarantors reported on line (1) as "unrestricted cash balances" on the executed certificate delivered weekly by the Borrower to the Lenders pursuant to Section 6.4(h), but excluding in any event any cash or cash equivalent that is subject to any holdback, escrow, deposit, setoff, lien, pledge, security interest, encumbrance, limitation or restriction in favor of or imposed by any Person other than the Agent or any Lender for the benefit of all Lenders, other than ordinary bankers' liens and rights of setoff in favor of the Person maintaining the account where such cash or cash equivalents are maintained.

     2.6 Section 2.4 - No Further Loans or Letters of Credit. A new Section 2.4 of the Credit Agreement is created to read as follows:

          2.4 No Further Loans or Letters of Credit. Notwithstanding anything to the contrary in this Credit Agreement, on and after August 29, 2003 (i) the Borrower may not request, and the Lenders may not make, any Loan (provided, however, that a Mandatory Borrowing pursuant to Section 2.2(e) shall nevertheless be made if the Borrower shall fail to reimburse the Issuing Lender for a drawing under any Letter of Credit pursuant to Sections 2.2(d) and 2.6), and (ii) the Borrower may not request, and the Issuing Lender may not issue, renew, extend or amend any Letter of Credit.

     2.7 Section 2.5 - Special Repayment Provision. A new Section 2.5 of the Credit Agreement is created to read as follows:

          2.5 Special Repayment Provision. Notwithstanding anything to the contrary in this Credit Agreement, on or before August 29, 2003 the Borrower shall repay in full the principal amount of all outstanding Loans, together with all accrued interest thereon.

     2.8 Section 2.6-- Special Letter of Credit Provisions. A new Section 2.6 of the Credit Agreement is created to read as follows:

          2.6 Special Letter of Credit Provisions. Notwithstanding anything to the contrary in this Credit Agreement or any LOC Document, the Issuing Lender shall give notice, pursuant to each outstanding Letter of Credit and its related LOC Documents, that the Issuing Lender will not renew or extend the expiry date of such Letter of Credit, if such Letter of Credit requires the Issuing Lender to give notice of renewal or nonrenewal thereof during the Extension Period. In the event of any drawing under any Letter of Credit, the Borrower shall reimburse the Issuing Lender pursuant to, and within the time specified by,
     Section 2.2(d), provided, however, that on and after August 29, 2003 the Borrower may not request a Revolving Loan to reimburse a drawing under a Letter of Credit. The Borrower shall diligently seek to cause the beneficiary of any Letter of Credit that expires undrawn during the Extension Period to return such Letter of Credit to the Issuing Lender within 5 Business Days of the expiry date thereof, together with a letter from the beneficiary addressed to the Issuing Lender stating that the Letter of Credit is being returned for cancellation and the beneficiary is no longer relying on the Letter of Credit for any purpose whatsoever.

     2.9 Section 3.4(d) - Seventh Amendment Fee. A new Section 3.4(d) of the Credit Agreement is created to read as follows:

          (d) Seventh Amendment Fee. The Borrower agrees to pay to the Agent, for the ratable benefit of the Lenders, an amendment fee (the "Seventh Amendment Fee") in an amount equal to $250,000. The Seventh Amendment Fee shall be fully earned on August 29, 2003 and payable in the following amounts and on the following dates: (a) $200,000 due on August 29, 2003,
     (b) $12,500 due on October 29, 2003, (c) $12,500 due on November 4, 2003,
     (d) $12,500 due on November 11, 2003, and (e) $12,500 due on November 18, 2003. Notwithstanding the foregoing, the Lenders will forgive:

               (i) the installment payments described in the preceding clauses
          (b), (c), (d) and (e) so long as the Borrower repays all of the Obligations (other than LOC Obligations for undrawn amounts of outstanding Letters of Credit which have been either fully cash collateralized to the satisfaction of the Agent or supported by a standby letter of credit from a financial institution which is acceptable to the Agent and is in form and substance acceptable to the Agent) in full, in cash, on or prior to October 29, 2003 and, after giving effect to Section 4.1 of the Seventh Amendment to Senior Secured Revolving Credit Agreement and Limited Waiver dated as of August 29, 2003 among the Borrower, the Lenders and the Agent, no Event of Default has occurred on or prior to the date when the Obligations are so repaid;

               (ii) the installment payments described in the preceding clauses
          (c), (d) and (e) so long as the Borrower repays all of the Obligations (other than LOC Obligations for undrawn amounts of outstanding Letters of Credit which have been either fully cash collateralized to the satisfaction of the Agent or supported by a standby letter of credit from a financial institution which is acceptable to the Agent and is in form and substance acceptable to the Agent) in full, in cash, after October 29, 2003 but on or prior to November 4, 2003 and, after giving effect to Section 4.1 of the Seventh Amendment to Senior Secured Revolving Credit Agreement and Limited Waiver dated as of August 29, 2003 among the Borrower, the Lenders and the Agent, no Event of Default has occurred on or prior to the date when the Obligations are so repaid;

               (iii) the installment payments described in the preceding clauses
          (d) and (e) so long as the Borrower repays all of the Obligations (other than LOC Obligations for undrawn amounts of outstanding Letters of Credit which have been either fully cash collateralized to the satisfaction of the Agent or supported by a standby letter of credit from a financial institution which is acceptable to the Agent and is in form and substance acceptable to the Agent) in full, in cash, after November 4, 2003 but on or prior to November 11, 2003 and, after giving effect to Section 4.1 of the Seventh Amendment to Senior Secured Revolving Credit Agreement and Limited Waiver dated as of August 29, 2003 among the Borrower, the Lenders and the Agent, no Event of Default has occurred on or prior to the date when the Obligations are so repaid; and

               (iv) the installment payments described in the preceding clause
          (e) so long as the Borrower repays all of the Obligations (other than LOC Obligations for undrawn amounts of outstanding Letters of Credit which have been either fully cash collateralized to the satisfaction of the Agent or supported by a standby letter of credit from a financial institution which is acceptable to the Agent and is in form and substance acceptable to the Agent) in full, in cash, after November 11, 2003 but on or prior to November 18, 2003 and, after giving effect to Section 4.1 of the Seventh Amendment to Senior Secured Revolving Credit Agreement and Limited Waiver dated as of August 29, 2003 among the Borrower, the Lenders and the Agent, no Event of Default has occurred on or prior to the date when the Obligations are so repaid.

     2.10 Section 5.2 -- Financial Statements. The second sentence of Section
5.2 of the Credit Agreement is amended in its entirety to read as follows:
"There has been no material adverse change in the business, properties or conditions (financial or otherwise) of the Borrower or any of the Guarantors since December 31, 2002, except as otherwise disclosed in documents filed on or before August 29, 2003 by the Borrower with the Securities and Exchange Commission pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended."

     2.11 Section 6.11-- Leverage Ratio. Section 6.11 of the Credit Agreement is amended in its entirety to read as follows: "[Reserved]."

     2.12 Section 6.12-- Fixed Charge Coverage Ratio. Section 6.12 of the Credit Agreement is amended in its entirety to read as follows: "[Reserved]."

     2.13 Section 7.13-- Minimum Unrestricted Cash Balances. Section 7.13 of the Credit Agreement is amended in its entirety to read as follows:

          7.13 Minimum Unrestricted Cash Balances. The Borrower shall not permit Unrestricted Cash Balances to be less than $26,500,000 at any time.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     The Borrower hereby represents and warrants to the Agent and the Lenders that:

     3.1 Credit Agreement. After giving effect to this Amendment, all of the representations and warranties made by the Borrower in the Credit Agreement are true and correct as of the date hereof. No Default or Event of Default under the Credit Agreement has occurred and is continuing as of the date of this Amendment, except the Specified Events of Default.

     3.2 Authorization; Enforceability. The making, execution and delivery of this Amendment, and performance of and compliance with the terms of the Credit Agreement, as amended, have been duly authorized by all necessary corporate action by the Borrower. This Amendment is the valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms.

     3.3 Absence of Conflicting Obligations. The making, execution and delivery of this Amendment, and performance of and compliance with the terms of the Credit Agreement, as amended, do not violate any presently existing provision of law or the articles of incorporation or bylaws of the Borrower or any agreement to which the Borrower is a party or by which it is bound.

                                   ARTICLE IV

                                  MISCELLANEOUS

     4.1 Limited Waiver.

     (a) The Required Lenders hereby waive the Specified Events of Default until the Revolving Termination Date.

     (b) This waiver is limited to the Specified Events of Default and shall not be construed to constitute (i) any waiver of any other event, circumstance or condition or of any other right or remedy available to the Agent or any Lender pursuant to the Credit Agreement or any other Credit Document, (ii) a consent to any departure by the Borrower or any Subsidiary from any other term or requirement of the Credit Agreement or any other Credit Document, or (iii) any indication that the Required Lenders are prepared to grant any further waiver of any provision of the Credit Agreement or any other Credit Document.

     4.2 Continuance of Credit Agreement. Except as specifically amended by this Amendment, the Credit Agreement shall remain in full force and effect.

     4.3 Survival. All agreements, representations and warranties made in this Amendment or in any documents delivered pursuant to this Amendment shall survive the execution of this Amendment and the delivery of any such document.

     4.4 Governing Law. This Amendment shall be governed by the laws of the State of Wisconsin (without regard to choice of law principles).

     4.5 Counterparts; Headings. This Amendment may be executed in several counterparts, each of which shall be deemed an original, but such counterparts shall together constitute but one and the same agreement. Article and Section headings in this Amendment are inserted for convenience of reference only and shall not constitute a part hereof.

     4.6 Severability. Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

     4.7 Conditions to Effectiveness. This Amendment shall become effective as of the date hereof upon the satisfaction of each the following conditions precedent:

     (a) The Agent shall have received a fully-executed copy of this Amendment, executed by each of the Borrower, the Lenders and the Agent;

     (b) The Agent shall have received a fully-executed copy of a Reaffirmation of Guaranty in the form attached hereto, executed by each of the Guarantors;

     (c) No Default or Event of Default shall have occurred and be continuing, except the Specified Events of Default;

     (d) The Borrower shall have repaid in full the principal amount of all outstanding Loans, together with all accrued interest thereon; and

     (e) The Borrower shall have paid the $200,000 installment of the Seventh Amendment Fee due on August 29, 2003.

     4.8 Costs and Expenses. Without limiting any provisions of the Credit Agreement or any of the prior Amendments thereto relating to the payment of fees and expenses by Borrower, Borrower shall pay promptly all costs and expenses of the Agent incurred in connection with this Amendment, including fees and expenses of the Agent's legal counsel.

     4.9 Ratification. The Credit Agreement, as amended hereby, the other Credit Documents and all other documents, instruments and agreements related thereto, are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Credit Agreement shall, together with this Amendment, be read and construed as a single agreement. All references in the Credit Agreement, the other Credit Documents and any related agreement or instrument shall hereafter refer to the Credit Agreement as amended hereby.

     4.10 No Other Amendments. Except as expressly provided in this Amendment, all of the terms and conditions of the Credit Agreement and the other Credit Documents remain in full force and effect. Nothing contained in this Amendment shall be construed to imply a willingness on the part of the Lenders or the Agent to grant any similar or other future waivers or amendments of any of the terms and conditions of the Credit Agreement or the other Credit Documents.

     4.11 Release. In order to induce the Agent and the Lenders to enter into this Amendment, the Borrower and the Guarantors acknowledge and agree that: (a) they do not have any claim or cause of action against the Agent or any of the Lenders (or any of their respective directors, officers, employees or agents);
(b) they do not have any offset right, counterclaim or defense of any kind against any of their obligations, indebtedness or liabilities to the Agent and the Lenders; and (c) each of the Agent and the Lenders have heretofore properly performed and satisfied in a timely manner all of their obligations to the Borrower and the Guarantors. The Borrower and the Guarantors wish to eliminate any possibility that any past conditions, acts, omissions, events, circumstances or matters would impair or otherwise adversely affect any of the Agent's or the Lenders' rights, interests, contracts, collateral security or remedies. Therefore, the Borrower and the Guarantors unconditionally release, waive and forever discharge (i) any and all liabilities, obligations, duties, promises or indebtedness of any kind of the Agent or any of the Lenders to the Borrower or any Guarantor, except the obligations to be performed by the Agent and the Lenders as expressly stated in the Credit Agreement, as amended hereby, and the other Credit Documents, and (ii) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which the Borrower or any Guarantor might otherwise have against the Agent or any of the Lenders or any of their directors, officers, employees or agents, in either case (i) or (ii) on account of any condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind whatsoever arising or occurring on or prior to the date of this Amendment. Except as prohibited by law, the Borrower and the Guarantors hereby waive any right they may have to claim or recover in any litigation involving the Agent or any of the Lenders, any special, exemplary, punitive or consequential damages or any damages other than, or in addition to, actual damages. The Borrower and the Guarantors (A) certify that no representative, agent or attorney of any Lender or the Agent has represented, expressly or otherwise, that such Lender or the Agent would not, in the event of litigation, seek to enforce the foregoing waivers, releases and discharges, and (B) acknowledge that the Agent and the Lenders have been induced to enter into this Amendment by, among other things, the waivers, releases, discharges and certifications contained herein. The waivers, releases and discharges in this paragraph shall be effective regardless of any other event that may occur or not occur on or after the date hereof.



                            [signature page follows]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.

                                       MIDWEST EXPRESS HOLDINGS, INC.


                                       By: /s/ Carol N. Skornicka
                                          ------------------------------------
                                       Title: Secretary


                                       U.S. BANK NATIONAL
                                       ASSOCIATION, in its capacity
                                       as Agent and as a Lender

                                       By: /s/ Linda S. Retzlaff
                                           ------------------------------------
                                       Title: Vice President


                                       M&I MARSHALL & ILSLEY BANK


                                       By: /s/ James R. Miller
                                           ------------------------------------
                                       Title: Vice President


                                       Attest: /s/ Authorized Signature
                                              ---------------------------------
                                       Title:  Senior Vice President


                                       BANK ONE, NA (Main Office Chicago)


                                       By: /s/ Henry W. Howe
                                           ------------------------------------
                                       Title: AVP

                            REAFFIRMATION OF GUARANTY

     Each of the undersigned (each a "Guarantor") executed a Subsidiary Guaranty (each a "Guaranty") dated as of August 31, 2001 in favor of the Lenders (as defined in each Guaranty) pursuant to which each Guarantor guaranteed certain obligations owed by Midwest Express Holdings, Inc. (the "Borrower") to the Lenders, including, without limitation, all debts, liabilities, obligations, covenants and agreements of the Borrower in that certain Senior Secured Revolving Credit Agreement, dated as of August 31, 2001 (as amended from time to time, the "Credit Agreement"), by and between the Borrower, the Lenders and U.S. Bank National Association, as Agent for the Lenders, and related agreements, as amended. Each Guarantor acknowledges and consents to the Seventh Amendment to Senior Secured Revolving Credit Agreement and Limited Waiver of even date herewith (the "Amendment") and hereby agrees that it shall remain liable under its Guaranty for all amounts owed pursuant to the Credit Agreement, as amended by the Amendment, and the related agreements. Further, each Guarantor expressly agrees that it shall be irrevocably bound by the provisions of the Release set forth in Section 4.11 of the Amendment,

         Dated as of August 29, 2003.

                                    MIDWEST AIRLINES, INC.

                                    By: /s/ Carol N. Skornicka
                                       ------------------------------------
                                    Title: Sr. Vice President, Secretary,
                                            General Counsel

                                    SKYWAY AIRLINES, INC.

                                    By: /s/ Carol N. Skornicka
                                       ------------------------------------
                                    Title:

                                    MIDWEST EXPRESS SERVICES - OMAHA, INC.

                                    By: /s/ Julia A. Janik
                                       ------------------------------------
                                    Title: Vice President

                                    MIDWEST EXPRESS SERVICES - KANSAS CITY, INC.

                                    By: /s/ Julia A. Janik
                                       ------------------------------------
                                    Title: Vice President

                                    YX PROPERTIES, LLC

                                    By: /s/ Julia A. Janik
                                       ------------------------------------
                                    Title:  Vice President


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

                                 SCHEDULE 2.1(a)

                     REVOLVING COMMITMENTS, LOC COMMITMENTS

                      and SWING LINE COMMITMENT PERCENTAGES

-------------------------------   -------------------   -----------------------
                                       Revolving               Revolving
                                   Commitment Amount     Commitment Percentage
-------------------------------   -------------------   -----------------------
U.S. Bank National Association       $7,623,698.26              48.1818%
-------------------------------   -------------------   -----------------------
M&I Marshall & Ilsley Bank           $5,897,575.81              37.2727%
-------------------------------   -------------------   -----------------------
Bank One, NA                         $2,301,501.88              14.5455%
-------------------------------   -------------------   -----------------------
Totals                              $15,822,775.95             100.0000%
-------------------------------   -------------------   -----------------------


-------------------------------   -------------------   -----------------------
                                    LOC Commitment           LOC Commitment
                                        Amount                 Percentage
-------------------------------   -------------------   -----------------------
U.S. Bank National Association       $7,623,698.26              48.1818%
-------------------------------   -------------------   -----------------------
M&I Marshall & Ilsley Bank           $5,897,575.81              37.2727%
-------------------------------   -------------------   -----------------------
Bank One, NA                         $2,301,501.88              14.5455%
-------------------------------   -------------------   -----------------------
Totals                              $15,822,775.95             100.0000%
-------------------------------   -------------------   -----------------------



--------------------------------------------            -----------------------
                                                         Swing Line Commitment
                                                               Percentage
--------------------------------------------            -----------------------
U.S. Bank National Association N/A
--------------------------------------------            -----------------------
M&I Marshall & Ilsley Bank                                        N/A
--------------------------------------------            -----------------------
Bank One, NA                                                      N/A
--------------------------------------------            -----------------------
Totals                                                            N/A
--------------------------------------------            -----------------------


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